THE APPLETON FUNDS

                           APPLETON EQUITY GROWTH FUND

                  SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF
                    ADDITIONAL INFORMATION DATED MAY 1, 2005

                            NOTICE OF ADDRESS CHANGE

Effective November 28, 2005, the address of The Appleton Funds and Integrated Fund Services, Inc. is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202-4203. All references in the Prospectus and Statement of Additional Information to the prior address of 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202 should be replaced with the new address.

After this date, please use the new address when sending investments to The Appleton Funds by overnight mail.